U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 15, 2007

CONTINAN COMMUNICATIONS, INC.
(Exact Name of Company as Specified in Its Charter)

Nevada	0-49648	73-1554122
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

4640 Admiralty Way, Suite 500, Marina del Rey, California	90292
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (310) 496-5747

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

       On October 15, 2007, the Company’s board of directors appointed Helene Legendre as a member of the board of directors. Ms. Legendre has been the Company’s Executive Vice President since May 2006. Ms. Legendre was named to the Company’s audit committee upon her appointment as chief financial officer on August 6, 2007. Ms. Legendre has an employment agreement with the Company, as discussed in a Form 8-K filed on August 10, 2007.

SIGNATURE

       Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continan Communications, Inc.

Dated: October 23, 2007	By: /s/ Claude Buchert
Claude Buchert,
Chief Executive Officer